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                                                                    EXHIBIT 23.3

             CONSENT OF MARSHALL, O'TOOLE, GERSTEIN, MURRAY & BORUN


     We hereby consent to the incorporation by reference into this Registration Statement of the reference to our firm contained in the Registration Statement on Form S-3 of Zonagen, Inc. (No. 333-28945) under the caption "Experts."



                                  MARSHALL, O'TOOLE, GERSTEIN, MURRAY & BORUN


                                  By /s/ Michael F. Borun
                                     -----------------------------------------

July 21, 1997